UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 26, 2003

AMN Healthcare Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-16753 (Commission File No.)	06-1500476 (I.R.S. Employer Identification No.)

12400 High Bluff Drive, Suite 100 San Diego, California (Address of principal executive offices)	92130 (Zip Code)

(858) 792-0711

(registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

AMN Healthcare Services, Inc. today issued a press release, dated September 26, 2003, regarding the election of Susan R. Nowakowski, the registrant’s President and Chief Operating Officer, to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

(c) Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN HEALTHCARE SERVICES, INC.

By:	/s/ DONALD R. MYLL
Donald R. Myll Chief Accounting Officer and Chief Financial Officer

Date: September 26, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 26, 2003